UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 2, 2011, GMX Resources Inc. (“GMXR”) issued a press release announcing its operational and financial results for the fourth quarter and year ending December 31, 2010, and that it will hold a conference call discussing those results. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report, which is hereby incorporated by reference into this Item 2.02.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of GMXR’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On March 1, 2011, the Compensation Committee of GMXR determined, based on actual performance metrics achieved and discretionary evaluations, to make payouts to the named executive offices under GMXR’s 2010 annual incentive plan as follows:

Executive Officer	2010 Annual Incentive Cash Bonus
Ken Kenworthy, Jr.	$613,506
Michael J. Rohleder	333,191
James A. Merrill	277,345
Timothy L. Benton	288,971
Gary D. Jackson	214,664

In addition, on March 2, 2011, the Compensation Committee of GMXR adopted and approved a 2011 annual incentive plan for its executive officers, including GMXR’s named executive officers, based on the following targeted levels of performance:

Performance Measure	Threshold	Target	Ceiling	Weight
Production	19.0 Bcfe	22.0 Bcfe	25.0 Bcfe	20%
EBITDA	$68 million	$81.0 million	$94 million	20%
Economic completed well costs	$2.35/Mcfe	$2.20/Mcfe	$2.05/Mcfe	20%
Discretionary		Not Applicable		40%

The 2011 annual incentive plan will pay on a sliding scale after the threshold of 80% is achieved for each particular target up to a maximum payout of 140% of each particular target. If the threshold of the individual performance measure is not achieved, then no annual incentive will be paid for that particular performance measure. The proposed 2011 annual incentive payments to the named executive officers at the threshold, target and maximum levels of achievement of all performance measures, as a percent of base salary, are as follows:

Executive Officer	Threshold	Target	Maximum
Ken Kenworthy, Jr.	80%	100%	140%
Michael J. Rohleder	64%	80%	112%
James A. Merrill	60%	75%	105%
Timothy L. Benton	56%	70%	98%
Gary D. Jackson	48%	60%	84%

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: March 2, 2011	By:	/s/ James A. Merrill
		Name:	James A. Merrill
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 2, 2011.